UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 28, 2016

MESABI TRUST

(Exact name of registrant as specified in its charter)

New York	1-4488	13-6022277
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Deutsche Bank Trust Company Americas Trust & Agency Services 60 Wall Street 16th Floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

(904) 271-2520

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD.

On April 28, 2016, the Trustees of Mesabi Trust received the quarterly royalty report of iron ore product shipments from Silver Bay, Minnesota during the quarter ended March 31, 2016 from Cliffs Natural Resources Inc. (“Cliffs”), the parent company of Northshore Mining Company (“Northshore”). As previously reported, on April 15, 2016, the Trustees declared a distribution of twenty cents ($0.20) per Unit of Beneficial Interest payable on May 20, 2016 to Mesabi Trust Unitholders of record at the close of business on April 30, 2016.

As reported by Cliffs, based on shipments of iron ore products by Northshore during the three months ended March 31, 2016, Mesabi Trust was credited with a base minimum royalty of $224,252 which represents one quarter of the annual minimum royalty payment for 2016 of $897,008. Mesabi Trust received a minimum advance royalty because Mesabi Trust’s subject ore base royalty was $28,521, below the base minimum royalty limit for the quarter. Mesabi Trust also was credited with a bonus royalty in the amount of $5,704, based on the average sales price per ton of iron ore pellets and the volume of shipments by Northshore during the first calendar quarter of 2016. Royalties paid to Mesabi Trust, however, reflected an addition of $942,831 representing adjustments for 2015 shipments and sales by Northshore based on estimated 2015 pricing, and which is subject to further adjustments in the future.  Accordingly, the total royalty payment received on April 29, 2016 by Mesabi Trust from Northshore was $1,172,787 (which reflects a zero royalty payment to the Mesabi Land Trust because no crude iron ore had been mined during the quarter on land owned by the Mesabi Land Trust).

The royalties paid to Mesabi Trust are based on the volume of shipments of iron ore pellets for the quarter and the year to date, the pricing of iron ore product sales, and the percentage of iron ore pellet shipments from Mesabi Trust lands rather than from non-Mesabi Trust lands.  In the first calendar quarter of 2016, Northshore credited Mesabi Trust with 20,910 tons of iron ore, as compared to 166,330 tons during the first calendar quarter of 2015.

The volume of shipments of iron ore pellets (and other iron ore products) by Northshore varies from quarter to quarter and year to year based on a number of factors, including the requested delivery schedules of customers, general economic conditions in the iron ore industry, and weather conditions on the Great Lakes. Further, the prices under the term contracts between Northshore, Cliffs, and certain of their customers (the “Cliffs Pellet Agreements”), to which Mesabi Trust is not a party, are subject to interim and final pricing adjustments, dependent in part on multiple price and inflation index factors that are not known until after the end of a contract year.  These multiple factors can result in significant variations in royalties received by Mesabi Trust (and in turn the resulting funds available for distribution to Unit holders by Mesabi Trust) from quarter to quarter and from year to year. These variations, which can be positive or negative, cannot be predicted by the Trustees of Mesabi Trust. Royalty payments received in fiscal 2017 and prior years continue to reflect pricing estimates for shipments of iron ore products that were subject to negative pricing adjustments pursuant to the Cliffs Pellet Agreements.  Based on the above factors and as indicated by the Trust’s historical distribution payments, the royalties received by the Trust, and the distributions paid to Unit holders, if any, in any particular quarter are not necessarily indicative of royalties that will be received, or distributions that will be paid, if any, in any subsequent quarter or for a full year.

With respect to the remainder of calendar year 2016, Northshore has not advised Mesabi Trust of its expected 2016 shipments of iron ore products from Silver Bay or what percentage of 2016 shipments will be comprised of Mesabi Trust iron ore.  Cliffs indicated that the royalty payments being reported today are based on estimated iron ore pellet prices under the Cliffs Pellet Agreements, which are subject to change.  It is possible that future negative price adjustments could offset, or even eliminate, royalties or royalty income that would otherwise be payable to Mesabi Trust in any particular quarter, or at year end, thereby potentially reducing cash available for distribution to Mesabi Trust’s Unit holders in future quarters.

This report contains certain forward-looking statements with respect to iron ore pellet production, iron ore pricing and adjustments to pricing, shipments by Northshore in 2016, royalty (including bonus royalty) amounts, and other matters, which statements are intended to be made under the safe harbor protections of the Private Securities Litigation Reform Act of 1995, as amended. Actual production, prices, price adjustments, and shipments of iron ore pellets, as well as actual royalty payments (including bonus royalties) could differ materially from current expectations due to inherent risks and uncertainties such as general adverse business and industry economic trends, uncertainties arising from war, terrorist events and other global events, higher or lower customer demand for steel and iron ore, decisions by mine operators regarding curtailments or idling production lines or entire plants, environmental compliance uncertainties, difficulties in obtaining and renewing necessary operating permits, higher imports of steel and iron ore substitutes, processing difficulties, consolidation and restructuring in the domestic steel market, indexing features in Cliffs Pellet Agreements resulting in adjustments to royalties payable to Mesabi Trust and other factors. Further, substantial portions of royalties earned by Mesabi Trust are based on estimated prices that are subject to interim and final adjustments, which can be positive or negative, and are dependent in part on multiple price and inflation index factors under agreements to which Mesabi Trust is not a party and that are not known until after the end of a contract year. Although the Mesabi Trustees believe that any such forward-looking statements are based on reasonable assumptions, such statements are subject to risks and uncertainties, which could cause actual results to differ materially.  Additional information concerning these and other risks and uncertainties is contained in the Trust’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K.  Mesabi Trust undertakes no obligation to publicly update or revise any of the forward-looking statements made herein to reflect event or circumstances after the date hereof.

In accordance with general instruction B.2 to Form 8-K, the information in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MESABI TRUST

	By:	/s/ Jeffrey Schoenfeld
Jeffrey Schoenfeld
Vice President
Deutsche Bank National Trust Company
For Deutsche Bank Trust Company Americas
Corporate Trustee of Mesabi Trust

Dated: April 29, 2016